UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

__________________

Date of Report (Date of earliest event reported):
July 21, 2006

BIOSANTE PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31812	58-2301143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

111 Barclay Boulevard Lincolnshire, Illinois	60069
(Address of principal executive offices)	(Zip Code)

(847) 478-0500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement

On July 21, 2006, BioSante Pharmaceuticals, Inc. closed its previously announced private placement of 3,812,978 shares of its common stock and warrants to purchase 1,334,542 shares of its common stock at an aggregate price of approximately $7.6 million, or $2.00 per unit, resulting in net proceeds to BioSante of approximately $7.2 million, after deduction of estimated closing costs and fees.

As part of the transaction, investors received warrants to purchase an aggregate of 1,334,542 shares of its common stock. The warrants are exercisable for a period of four years and nine months, beginning six months and one day from the date of issuance, at an exercise price of $2.75 per share. The number of shares issuable upon exercise of the warrants and the exercise price of the warrants are adjustable in the event of stock splits, combinations and reclassifications, but not in the event of the issuance of additional securities.

The foregoing description of the terms and conditions of the warrants issued by BioSante in the private placement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of warrant filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Section 8 — Other Events

Item 8.01  Other Events

On July 21, 2006, BioSante Pharmaceuticals, Inc. closed its previously announced private placement of 3,812,978 shares of its common stock and warrants to purchase 1,334,542 shares of its common stock at an aggregate price of approximately $7.6 million, or $2.00 per unit, resulting in net proceeds to BioSante of approximately $7.2 million, after deduction of estimated closing costs and fees.

A copy of the press release announcing the completion of the private placement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

                (d) Exhibits.

Exhibit No.	Description
10.1
Form of Subscription Agreement dated as of July 7, 2006 by and between BioSante Pharmaceuticals, Inc. and each of the subscribers party to the Subscription Agreements (incorporated by reference to Exhibit 10.1 in BioSante’s Current Report on Form 8-K dated July 7, 2006 (File No. 001-31812)

10.2	Form of Warrant dated as of July 21, 2006 issued by BioSante Pharmaceuticals, Inc. to each of the subscribers party to the Subscription Agreements dated as of July 7, 2006 (filed herewith)
99.1	BioSante Pharmaceuticals, Inc. News Release dated July 24, 2006 (filed herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSANTE PHARMACEUTICALS, INC.

By: /s/ Stephen M. Simes
Stephen M. Simes
President and Chief Executive Officer

Dated: July 24, 2006

BIOSANTE PHARMACEUTICALS, INC.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
10.1	Form of Subscription Agreement dated as of July 7, 2006 by and between BioSante Pharmaceuticals, Inc. and each of the subscribers party to the Subscription Agreements	Incorporated by reference to Exhibit 10.1 in BioSante’s Current Report on Form 8-K dated July 7, 2006 (File No. 001-31812)
10.2	Form of Warrant dated as of July 21, 2006 issued by BioSante Pharmaceuticals, Inc. to each of the subscribers party to the Subscription Agreements dated as of July 7, 2006	Filed herewith
99.1	BioSante Pharmaceuticals, Inc. News Release dated July 24, 2006	Filed herewith